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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

             (Exact name of registrant as specified in its charter)

                             UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985               03-0283552

(Address of principal executive offices)
20 Lower Main St., P.O. Box 667        (Zip Code)
Morrisville, VT                        05661-0667

Registrant's telephone number, including area code: (802) 888-6600

         (Former name or former address, if changed since last report)
                                 Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02: Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)-(d) Not applicable.

(e) On April 2, 2008, the Union Bankshares, Inc. Board of Directors adopted the 2008 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary (the "Plan") subject to shareholder approval at the annual meeting. The Plan is intended to replace the Company's 1998 Incentive Stock Option Plan, which expires at the May 21, 2008 annual shareholder meeting. Like the 1998 Plan, the new Plan authorizes the Board of directors to grant to key employees of the Company and/or its subsidiary or subsidiaries stock options intended to qualify as "incentive stock options" under Section 422 A of the Internal Revenue Code as amended.

        Subject to antidilution adjustments, 50,000 shares of the Company's common stock will be reserved for issuance under the Plan. Option grants will be subject to provisions typical for incentive stock options, such as a requirement that the option exercise price be at least equal to the fair market value of the underlying shares on the date of grant. In addition, the Plan requires that the optionee remain in the Company's employ for twelve months after the date of grant before the option becomes exercisable, subject to early vesting in the case of retirement, death or disability. The Plan will be administered by a Committee consisting of the non-employee directors.

        No shares have yet been granted under the Plan and it is not expected that any shares will be granted unless and until the shareholders approve the Plan at the annual meeting. A copy of the new Plan is filed as Exhibit 10.1 to this report, and will be attached to the Company's annual meeting proxy statement as Appendix A to be mailed to shareholders on or about April 18, 2008.

Item 9.01: Financial Statements and Exhibits

        (d) Exhibit 10.1 - 2008 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Union Bankshares, Inc.

April 9, 2008                           /s/  Kenneth D. Gibbons
                                        ----------------------------------------
                                        Kenneth D. Gibbons,
                                        President/Chief Executive Officer


April 9, 2008                           /s/ Marsha A. Mongeon
                                        ----------------------------------------
                                        Marsha A. Mongeon
                                        Treasurer/Chief Financial Officer

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                                 EXHIBIT INDEX

10.1  2008 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary.